UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 5, 2006

INLAND REAL ESTATE CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Maryland (State or Other Jurisdiction of Incorporation)	001-32185 (Commission File Number)	36-3953261 (IRS Employer Identification No.)
2901 Butterfield Road Oak Brook, Illinois 60523 (Address of Principal Executive Offices)
(630) 218-8000 (Registrant’s Telephone Number, Including Area Code)
N/A (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.

On September 5, 2006, Inland Venture Corporation (“Inland Venture”), a wholly-owned subsidiary of Inland Real Estate Corporation (the “Company”), entered into a limited liability company agreement (the “JV Agreement”) with Inland Real Estate Exchange Corporation (“IREX”).  The resulting joint venture was formed to facilitate Inland Venture’s participation in tax-deferred exchange transactions pursuant to Section 1031 of the Internal Revenue Code using properties made available to the joint venture by Inland Venture.  The Company executed a joinder to the JV Agreement, agreeing to perform certain expense reimbursement and indemnification obligations thereunder.  Inland Venture will coordinate the joint venture’s acquisition, property management and leasing functions, and will earn fees for services provided to the joint venture, including management and leasing fees, as well as syndication fees, which will be split equally between Inland Venture and IREX.  A copy of the JV Agreement is attached to this Current Report on Form 8-K as Exhibit 10.1 and is incorporated in its entirety in this Item 1.01 disclosure by reference.

  IREX is a wholly-owned subsidiary of The Inland Group, Inc. (“TIGI”).  TIGI and its affiliates own approximately 9.8% of the Company’s outstanding common stock.  Messrs. Goodwin and Parks, two of the Company’s directors, are directors and stockholders of TIGI.

Also on September 5, 2006, the Company issued a press release announcing the execution of the JV Agreement.  A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated in its entirety in this Item 1.01 disclosure by reference.

Item 9.01.  Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired: N/A

(b)	Pro Forma Financial Information: N/A
(c)	Shell Company Transactions: N/A

(d)	Exhibits:

Exhibit No.	Description

10.1	Limited Liability Company Agreement, dated as of September 5, 2006, by and between Inland Venture Corporation and Inland Real Estate Exchange Corporation
99.1	Press release of Inland Real Estate Corporation, dated September 5, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INLAND REAL ESTATE CORPORATION

By:	/s/ Mark E. Zalatoris
Name:	Mark E. Zalatoris
Title:	Executive Vice President, Chief Operating Officer and Treasurer

Date:  September 7, 2006

EXHIBIT INDEX

Exhibit No.

Description

10.1

Limited Liability Company Agreement, dated as of September 5, 2006, by and between Inland Venture Corporation and Inland Real Estate Exchange Corporation

99.1

Press release of Inland Real Estate Corporation, dated September 5, 2006